UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-02474

MIDAS PERPETUAL PORTFOLIO, INC.
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor
New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Midas Perpetual Portfolio, Inc.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 9/30/11

Item 1. Schedule of Investments
MIDAS PERPETUAL PORTFOLIO, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 2011
(Unaudited)

Shares		Cost	Value
Gold (19.31%)
3,700	Newmont Mining Corp. (a)	$224,766	$232,730
18,471	SPDR Gold Trust (a) (b)	1,821,139	2,919,896
		2,045,905	3,152,626

Silver (4.37%)
24,643	iShares Silver Trust (a) (b)	302,396	712,922

Swiss Franc Assets (9.36%)
907,000	Switzerland Government 2.50% Notes, due 3/12/16 (c)	957,019	1,097,010
350,000	Switzerland Government 2.25% Notes, due 7/06/20 (c)	481,506	431,217
		1,438,525	1,528,227

Hard Asset Securities (13.65%)
Agricultural Chemicals (0.85%)
2,678	Syngenta AG	170,440	138,908

Crude Petroleum & Natural Gas (3.22%)
750	CNOOC Limited	145,128	120,225
2,717	Contango Oil & Gas Company (a) (b)	157,155	148,647
1,600	EOG Resources, Inc. (a)	151,590	113,616
1,182	PetroChina Company Limited (a)	141,065	142,419
		594,938	524,907

Metal Mining (4.08%)
11,000	Anglo American PLC ADR (a)	205,452	187,880
1,800	BHP Billiton Ltd. (a)	147,390	119,592
10,000	First Quantum Minerals Ltd.	215,450	133,871
2,249	Rio Tinto Ltd. (a)	159,432	99,136
5,500	Vale S.A. (a)	147,761	125,400
		875,485	665,879

Mining & Quarrying of Nonmetallic Minerals (No Fuels) (0.79%)
2,694	Sociedad Quimica Y Minera De Chile S.A.	154,921	128,800

Miscellaneous Metal Ores (0.44%)
3,898	Cameco Corp. (a)	155,237	71,411

Petroleum Refining (0.92%)
2,079	Exxon Mobil Corp. (a)	161,883	150,998

Railroads, Line - Haul Operating (0.86%)
2,100	Canadian National Railway Company	150,279	139,818

Real Estate Investment Trusts (1.81%)
3,330	Health Care REIT, Inc. (a)	147,952	155,844
2,825	PS Business Parks, Inc. (a)	165,852	139,950
		313,804	295,794

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) (0.68%)
3,519	Nucor Corp. (a)	160,522	111,341

Total hard asset securities		2,737,509	2,227,856

Large Capitalization Growth Stocks (15.08%)
Beverages (1.26%)
6,692	Companhia De Bebidas Das Americas-AMBEV (a)	196,126	205,110

Cable and Other Pay Television Services (1.41%)
11,000	Comcast Corp.	221,855	229,900

Cigarettes (0.92%)
2,400	Philip Morris International Inc.	163,238	149,712

Communications Equipment (0.89%)
9,422	Cisco Systems, Inc.	172,573	145,947

Electronic Computers (1.94%)
575	Apple Inc. (a) (b)	214,352	219,178
4,331	Hewlett-Packard Company (a)	181,161	97,231
		395,513	316,409

Hospital and Medical Service Plans (0.99%)
3,500	UnitedHealth Group Inc. (a)	157,271	161,420

Life Insurance (0.69%)
3,180	China Life Insurance Company Ltd. ADR	191,727	112,922

National Commercial Banks (0.91%)
6,140	Wells Fargo & Company	196,956	148,097

Pharmaceutical Preparations (1.02%)
3,000	Novartis AG	167,147	167,310

Services-Prepackaged Software (2.12%)
6,994	Microsoft Corp.	181,291	174,080
6,000	Oracle Corp.	165,038	172,440
		346,329	346,520
State Commercial Banks (1.76%)
9,672	Banco Bradesco S.A. (a)	196,953	143,049
9,300	Itau Unibanco Holding S.A.	160,941	144,336
		357,894	287,385

Telephone Communications (1.17%)
3,935	China Mobile Ltd. ADR (a)	199,078	191,674

Total large capitalization growth stocks		2,765,707	2,462,406

Dollar Assets (38.29%)
Money Market Fund
6,250,402	SSgA Money Market Fund, 7 day annualized yield 0.00%	6,250,402	6,250,402

SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (26.53%)
4,316,381	State Street Navigator Securities Lending Prime Portfolio	4,316,381	4,316,381
13,950	U.S. Government and U.S. Government Agency .80% - 1.00% due 11/28/11 - 1/10/13	13,954	13,954

		4,330,335	4,330,335

Total investments (126.59%)		$19,870,779	20,664,774

Liabilities in excess of other assets (-26.59%)			(4,339,399)

Net assets (100.00%)			$16,325,375

(a) All or a portion of this security was on loan. As of September 30, 2011, the value of loaned securities and related collateral outstanding was $4,144,547 and $4,330,335, respectively.

(b) Non-income producing.

(c) Principal amount denominated in Swiss Francs.

ADR means "American Depositary Receipt."

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade.  Most equity securities for which the primary markets is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Gold and silver bullion is valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Fund may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services.  Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by Midas Management Corporation the Fund’s Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors, called “fair value pricing.”  Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed.  These differences in valuation could be material.  A security’s valuation may differ depending on the method used for determining value.  The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Fair Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

•	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
•
Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default  rates, and similar data.

•	Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock) - Equity securities traded on a national securities exchange or market generally are stated normally at the official closing price, last sales price or, if no sale has occurred, at the closing bid price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Bonds - The fair value of bonds is estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most bonds may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund’s assets carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Gold	$3,152,626	$-	$-	$3,152,626
Silver	712,922	-	-	712,922
Swiss franc assets	-	1,528,227	-	1,528,227
Hard asset securities	2,227,856	-	-	2,227,856
Large capitalization growth stocks	2,462,406	-	-	2,462,406
Dollar assets	6,250,402	-	-	6,250,402
Securities held as collateral on loaned securities	4,316,381	13,954	-	4,330,335
Total investments, at value	$19,122,593	$1,542,181	$-	$20,664,774

There were no transfers between level 1 and level 2 during the nine months ended September 30, 2011.

Cost for Federal Income Tax Purposes
At September 30, 2011, for federal income tax purposes the aggregate cost of securities was $19,870,779 and net unrealized appreciation was $793,995, comprised of gross unrealized appreciation of $1,700,053 and gross unrealized depreciation of $906,058.

Securities Lending
The Fund may lend its securities to qualified financial institutions. The Fund receives compensation in the form of fees, or retains a portion of the returns on the investment of any cash received as collateral. The Fund receives as collateral cash, U.S. Government securities, or bank letters of credit valued greater than the value of the securities on loan. Cash is invested in a money market fund. The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan is retained by the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default. The value of loaned securities and related collateral outstanding at September 30, 2011 was $4,144,547 and $4,330,335, respectively.

Foreign Securities Risk
Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities.  Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

Portfolio Concentration
The Fund operates as a “non-diversified” investment company, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended, and the amount of the outstanding voting securities of a particular issuer held by the Fund is not limited. The Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, which requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. As of September 30, 2011, the Fund held approximately 18% of its net assets in SPDR Gold Trust, primarily as a result of market appreciation since the time of purchase. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a single issuer than that of a more diversified fund.

Item 2. Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Midas Perpetual Portfolio, Inc.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 29, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 29, 2011

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: November 29, 2011

EXHIBIT INDEX

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)